2020 Barclays Midstream & Infrastructure Corporate Access Days March 3-4, 2020

Forward-Looking Statements Statements contained in this presentation other than statements of historical fact are forward-looking statements. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding the direction of our business, actual results will likely vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance presented or suggested in this presentation. These forward-looking statements can generally be identified by the words "anticipates," "believes," "expects," "plans," "intends," "estimates," "forecasts," "budgets," "projects," "could," "should," "may" and similar expressions. These statements reflect our current views with regard to future events and are subject to various risks, uncertainties and assumptions. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see NuStar Energy L.P.’s annual report on Form 10-K and quarterly reports on Form 10-Q, filed with the SEC and available on NuStar’s website at www.nustarenergy.com. We use financial measures in this presentation that are not calculated in accordance with generally accepted accounting principles (“non-GAAP”) and our reconciliations of non-GAAP financial measures to GAAP financial measures are located in the appendix to this presentation. These non- GAAP financial measures should not be considered an alternative to GAAP financial measures. 2

The Permian Basin: PhenomenalIntroduction Growth Driving Midstream Opportunities

We Have Completed Our Stepped Plan to Achieve MLP Investor Priorities

NuStar

Strong Coverage

+

Lower Leverage

+

Simplified Structure/ Governance

+

No IDR Burden

+

Maximized Self-Funding



NuStar
Energy L.P.
NYSE: NS

• Common Unit Price(1):	$22.70
• Distribution/CU/Year:	$2.40
• Yield(1):	10.6%
• Market Cap(1):	~$2 billion
• Credit Ratings:	
➢ *Fitch:* *BB/Stable*	
➢ *Moody's:* *Ba2/Stable*	
➢ *S&P:* *BB-/Stable*	
• Enterprise Value:	~$7 billion
• Total Assets:	~$6 billion
• Pipeline Miles:	~10,000
• Pipeline Volumes (2):	2.1MMBPD
• Storage Capacity:	~74MMB
• Storage Throughput Volumes(2):	656MBPD

1. As of February 28, 2020
2. Average daily volume for quarter ended December 31, 2019

4

In 2019, Thanks to Our Employees' Hard Work and Focus, We Met or Surpassed Each of Our Core Operational Goals

NuStar

#1- Effective project execution

#2- Strict financial discipline

#3- Continued HSE excellence

2019 Projects Completed

- ☑ Selby Renewable Diesel
- ☑ Stockton Biodiesel
- ☑ Permian Sunrise Connection
- ☑ Midland Connection Projects
- ☑ Wichita Falls/Hewitt/Sunrise Project
- ☑ St. James/Bayou Bridge Connection
- ☑ Corpus Early Service Export on 16"
- ☑ Corpus Full-service Export on 30"
- ☑ Valley System Project
- ☑ Nuevo Laredo Early Service Project*
- ☑ Gray Oak/Hwy 97 Connection
- ☑ Portland Biodiesel/Renewable Diesel

** Nuevo Laredo Full-Service Project (on schedule 1Q20)*

2019 Strategic Spending

Initial: $500-550MM → Revised: $485-515MM → *Actual: $467MM*

2019 Health & Safety

Even through an ambitious capital program in 2019, we had fewer recordables than in 2018 (and our 2018 safety statistics were significantly better than industry averages)

5

… And We Also Achieved or Beat Our Financial Targets in 2019 Previous Revised Actual Guidance Guidance 2019 DCF COVERAGE 1.2-1.3X 1.3-1.4X 1.33X 2019 Debt-to-EBITDA ~4.3X ~4.0X 3.88X 1 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures 6

…And We Generated Healthy Growth Across Our Footprint in 2019 2018 2019 Pipeline EBITDA DCF Throughputs (Continuing (Continuing YE 2018 Operations) Operations) YE 2019 Debt-to- Debt-to- EBITDA EBITDA 4.05X2 3.88X2 1 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures 2 - Based on a rolling four quarters 7

We are Proud of the Strong Results That We Delivered in 2019, and We Have Forecasted an Even Stronger 2020 2019 Results 2020 Guidance EBITDA from $668MM $715-765MM ~11% Continuing Operations DCF Coverage from 1.33X 1.4-1.6X ~13% Continuing Operations 1 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures 8

Our 2020 Strategic Spending Program is Focused on Low-multiple Projects to Build Upon NuStar's "Sweet Spots"

NuStar

Total
2019
Strategic Spending:
$ 467MM



Canada
Mexico
WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
PA
NY
NJ
DE
MD
VA
WV
NC
SC
ME
NH
MA
CT
Tacoma
Portland
Stockton
Selby
Pittsburg
Los Angeles
Mandan
Aberdeen
Denver
Colorado Springs
Albuquerque
El Paso
Hutchinson
Salina
Concordia
Clawson
Catoosa
Wasson
Ringgold
Southlake
Houston
Texas City (2)
Corpus Christi
Brownsville
St. James
Jacksonville
Virginia Beach
Linden (2)
Point Tupper

Total Estimated
2020
Strategic Spending:
$ 300-350MM

~30%

lower than 2019

West Coast Bio-Fuels
~$11MM in 2019

Permian Crude System
~$151MM in 2019

N. Mexico Products Supply
~$138MM in 2019

Gulf Coast Exports:
- Corpus Christi (*~$101MM in 2019)*
- St. James (*~$3MM in 2019)*

★ We plan to spend at least 30% less in 2020 on capital projects than we did in 2019, the majority of which will be focused on the same key areas of opportunity we invested in during 2019

★ We will only execute on low-multiple projects that enhance our existing footprint and improve our metrics

9

Beyond Our Sweet Spots, Our Optimization Program has Made Small but Meaningful Improvements Across Our Assets to Assure Steady Returns ★ As a result of our five-year plan for optimization of our assets across $80 NuStar’s East Pipeline 60% our footprint, we have been able to System Performance (by Year) capitalize on identified synergies $70 and increase the positive 50% contribution of our legacy assets $60 through low-capital, small projects 40% and bolt-on acquisitions $50 ⭐With our Council Bluffs $40 $79 $78 30% acquisition in 2018, we $71 $65 $30 increased our capacity and $59 $57 $55 20% $48 $49 enhanced our market reach, $45 $47 which in turn has expanded our $20 10% East System, both in terms of $10 pipeline and butane blending operations $- 0% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 ⭐Butane blending operations generated a record $14 million of EBITDA ($MM) Growth Rate EBITDA in 2019 for our Fuels Marketing Segment 10 1 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures

… And Our Diverse Asset Base, Creditworthy Customers and Long- Term Contracts Provide Cross-Cyclical Balance NuStar Pipeline and Storage Segment Revenues NuStar Investment-Grade (IG) Customers (% 2019 Revenues) (% 2019 Revenues) Pipeline 61% Segment 55% ~63% IG 11% Storage 39% Segment ~66% IG 34% Investment-Grade Pipeline Segment Storage Segment Large Private or International (Not rated) Other 11

This Year and in Future Years, We Intend to Stay Focused on Meeting Our Objectives for Building Unitholder Value, Across Cycles Maintain Our Industry-Leading Health and Safety Record Stay Safe Take Measures Necessary Allocate Capital Only to Assure Our Debt Metric to Projects That Fit Hits Targeted Range Over Our Strategy and the Long-Term Lower Spend Improve Our Metrics Leverage Building Smart Unitholder Value 2020+ Provide Investors With Continue to Bring Our Comprehensive Projects In-Service on Execute Tell Our Information About Time and Under Budget NuStar’s Outstanding Effectively Story Corporate Citizenship 12

Permian Crude System

The Permian Basin Has Been, and Is Expected to Continue to be, the Largest and Most Resilient U.S. Shale Play… MMBPD Projected Permian Production ★ Even with widely publicized 7 (Annual Average) concerns regarding public 6 5.4 5.7 4.9 5.2 E&P capital spending cuts, 5 4.4 4 the Permian Basin’s 3 production growth is still 2 expected: 1 ⭐To exit 2020 at 0 2019 2020 2021 2022 2023 4.9MMbpd, over 50% of the nation’s total shale output Permian Oil Production MMBPD (2015-2025) ⭐To exit 2023 at 5.7MMbpd 12 ★ Midland producers are 10 generating the lowest 8 breakeven costs of any basin: 6 $35- $45/bbl WTI 4 2 0 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Sources: Bloomberg (2/25/2020), EIA (2/11/2020), ESAI (1/31/2020), JP Morgan (2/6/2020), Wells Fargo (2/21/2020); Rystad Energy (February 2020) 14 CONFIDENTIAL

We Acquired Our System Because It Sits Squarely Over the Midland Basin’s "Hot" Spot… MOST ACCESSIBLE, BEST RECOVERIES AND STACKED FORMATIONS … SUPERIOR GORs… MBOE Fairway Outlines 500+ NuStar Pipeline 300 200 Spraberry 150 Wolfcamp A 100 Wolfcamp B Wolfcamp C Wolfcamp Structure (TVDSS ft) Midland Fairways 24M CUM (MBOE 20:1) (1) Wolfcamp 24M GOR ___________________________ 1. Normalized to 10,000 ft Lateral Lengths. Source: Barclays 15 CONFIDENTIAL

… And the Epicenter of Midland Basin Drilling Activity Now Sits Squarely Over Our System ★ The geological superiority of our system’s location, as well as our producers’ improvements in technique, has proven out as drilling activity has increasingly shifted toward and over our assets over time 2013-2014 Activity(1) 2015-2016 Activity(1) 2017+ Activity(1) Completions Completions Completions High High High Low Low Low Source: Barclays ___________________________ 1. Normalized to 10,000 ft Lateral Lengths. 16 CONFIDENTIAL

Our “Core of the Core” Location has Attracted Our Top-Tier Customers ★ The quality of geological formations underlying our system attracts the strongest customers ⭐ Our creditworthy customers include majors and the most prolific E&Ps, both private and public, in the basin, as well as large independent refiners and marketers ⭐ Over 45% of our system’s revenue is generated from investment-grade rated entities1 Highest-Quality NS System Producer-type1 “Rock” (% Average Daily Volume) Major 42% …And Produce Attracts Private Efficient Growth Creditworthy, 15% 43% Across Cycles Diverse Producers Other Public …That Apply the 20% Producers’ Cost of Debt2 Most Advanced 14.28% Technology 15% 10% YTM 6.99% 3.39% 3.09% 3.30% 3.32% 4.72% 4.84% 5.12% Producer Average, Weighted by Acreage: 5% 2.39% 4.5% 0% 1 – December 31, 2019 YTD 17 2 – As of December 19, 2019

Our Top-Tier Customers Continue to Drive Our System’s Strong Performance Rig Counts System Throughput Growth is Outpacing the Permian Basin 278% (Jan 2020 YoY) 280% 240% Midland 200% Permian 160% U.S. Basin 120% 108% (non-Permian) Basin +10% 80% -18% 40% -16% 0% -22% CumulativeMonthly Growth (%) NS Growth Permian Growth NS Permian Crude System 435 ★ Our system’s throughput volumes are up 395 500 $35Performance (by Quarter) 278% since we acquired it, compared to 370 450 $30 108%, the Permian Basin’s growth over that 314 327 349 400 period $25 350 266 ★ We averaged 448MBPD in December 2019, 300 $20 211 $39 187 $35 250 and we exited the year at over 460MBPD $15 159 $31 139 $27 $27 200 ★ $23 150 March nominations continue to increase $10 $19 $14 100 and have come in well ahead of our forecast $5 $12 $12 $7 50 ⭐We expect to achieve throughput of $0 0 over 550MBPD by year-end 2020 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 EBITDA ($MM) System Receipts (Avg MBPD) 1 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures 18

We Are Continuing to EXPAND and CONNECT Our Permian Crude System to NewTexasWith Wells Shale the and Pipeline “Backbone” to Third +- PartyExport of Pipelines OurProjects System-: inWe Step Complete,Are WithContinuing Our We Customers’ to Plan EXPAND to and NeedsCONNECTContinue Our to Permian Grow in Crude Step System With Our- to NewCustomers’ Wells and Needs to Third-Party Pipelines- in Step With Our Customers’ Needs May 2017 Current Projected Dedicated Acres 500,000 Scurry 2021 Borden AMI 5,000,000 Colorado System Capacity 220,000 649,000 700,000 NS CO CITY City Receipt Points 122 282 ~350 TERMINAL Pipeline Miles ~600 ~910 TBD • PAA SUNRISE II Storage (bbls) 900M 1.3MM 1.8MM NS BIG SPRING • PAA BASIN TERMINAL • BRIDGETEX • SUNOCO PE & DELEK BIG SPRING Martin Mitchell WTG REFINERY Howard CENTURION PIPELINE Third-Party Connections CENTURION SCR STATION NuStar Truck Unloading Facilities ENTERPRISE NS STANTON PAA (3Q20) SUNPET TERMINAL NuStar Terminals Glasscock MidlandMidland EPIC Upton SUNOCO MIDKIFF Reagan 19

Gulf Coast Exports: ContinuedCorpus Christi Improvement: & St. James Our 2019 Plan

U.S. Crude Exports are Expected to Continue to Grow as North American Production Exceeds Refiner Demand 2.2MMbpd U.S. Export Growth New capacity from Permian Mid 2019 - 2024 long-haul projects in-service 2H 2019 and early 2020 Exports from U.S. and Canada to Asia 2.0MMbpd or 74% increase 1.5MBPD Growth in U.S. exports through 2024 after long-haul projects commence service Exports from U.S. to 4Q 2020 Europe increase United States expected to 550 MBPD become a sustainable net exporter Midstream Solutions Ensuring that exports and related infrastructure keeps pace with that expected growth represents the next large-scale logistics dislocation requiring midstream solutions Sources: ESAI, RBN Energy CONFIDENTIAL 21

The Port of Corpus Christi has Become the Largest U.S. Crude Export Hub ★ Regional refiners’ consumption has MMBPD U.S Gulf Coast Oil Exports by Hub topped out, which means that a 7 significant proportion of the volumes transported on the additional 6.1 6.2 6 Corpus Christi exports are 5.9 5.8 5.9 5.9 2.1MMbpd of new long-haul pipeline 5.6 expected to grow from 5.5 5.5 5.3 5.2 capacity from the Permian to the 0.5MMbpd to 5.1 Corpus area will be moved out over 5 2.0MMbpd by YE 2020 4.7 Corpus dock facilities 4.1 4.0 4.0 ★ Corpus Christi, historically a regional 4 3.8 refinery and domestic marine delivery hub, has evolved into a major crude 3.0 3.1 3 2.9 oil export hub 2.5 ⭐At the end of 2019, Corpus Christi 2.0 2.0 2 exceeded one third of the total 3.8 1.5 MMbpd of Gulf Coast exports ⭐By year-end 2023, exports from Corpus 1 are projected to grow to 2.6MMbpd of the Gulf Coast’s total 6.2MMbpd 0 Q1- Q3- Q1- Q3- Q1- Q3- Q1- Q3- Q1- Q3- Q1- Q3- 2018 2018 2019 2019 2020 2020 2021 2021 2022 2022 2023 2023 Corpus Christi Houston Nederland Louisiana Source: EIA, Rystad Energy (October 2019), RBN Energy, IEA 22

We Have Expanded on Our Existing Assets in South Texas to Export Permian Barrels for Trafigura From Our Corpus Christi Facility ★ We have completed our project for Trafigura to connect our existing South Texas Crude System with PAA’s Cactus II to transport Permian barrels to our Corpus Christi North Beach facility for export: ⭐ In August, we began transporting WTI via our South Texas system 16” existing pipeline from a connection to PAA’s Cactus II pipeline to our Corpus Christi North Beach Terminal ⭐ In early September, we Summer 2020 completed construction on a new 30” pipeline from a connection in Taft, TX to our Corpus Christi North Beach Terminal and continue to build 600Mbbls of storage at Corpus Christi, which will bring our Spring 2020 capacity at the facility to 3.9MMbbls ★ Taft, TX will be the point of convergence for all three new pipelines and offers shipper optionality to deliver to either side of the ship channel (Ingleside or Corpus Christi) ⭐ We are in discussions to connect to other long-haul pipeline projects and with parties for additional commitments 23

Our Connection Facility in Taft, Texas Establishes Our Footprint in this Emerging South Texas Crude Oil Hub ★ The Permian long-haul 2.1MMbpd Taft pipeline projects were from the developed to maximize Permian ~15 miles to Ingleside shippers’ destination Harbor Island optionality, and Taft, Texas ~6+ miles to Inner Harbor offers both geographic Ingleside flexibility and less expensive real estate ⭐Taft’s location offers a jumping off point for connections on either side Corpus Christi of the Corpus Christi Ship Channel (Ingleside or the Inner Harbor) ★ As the point of convergence for all three of the Permian-to-Corpus Christi long-haul pipelines and with developing access to multiple marine and refinery outlets, Taft is poised to become the major crude oil market hub in South Texas ★ Our connection to Cactus II in Taft not only enables our services for Trafigura; it also positions NuStar to build on our early entry into this developing hub ★ We believe there will be ample volumes to support an expansion of our initial Taft position 24

We are Exporting Permian Long-haul Barrels at Our Corpus Christi North Beach Terminal



Joe Fulton Int'l Trade Corridor
400 Series
1.7MMbbl
+0.4MMbbl Remaining Footprint
200 Series
0.8MMbbl
+0.4MMbbl Under Construction
100 Series
1.0MMbbl
Dock 15
(Light-loaded Suez)
Dock 16
(Pana)
Dock 2
Inland Barge
Dock 1
(Light-loaded Suez)
Avenue F
Breakwater Ave
Coastal Ave
E Surfside Blvd
Pearl St

In-bound Capacity

Current total: 1.2MMbpd
- South Texas Crude System 16" Pipeline- 240Mbpd
- Taft 30"- 720Mbpd and expandable
- Harvest 16" Pipeline - 240Mbpd

Storage Capacity

Current total: 3.5MMbbl
- *Plus* (under construction)- 0.4MMbbl
- *Potential* 0.4MMbbl

Out-bound Capacity

Current total: 1.1MMbpd
- Ship docks- 750Mbpd to 1.0MMbpd
- Refinery pipeline- 100Mbpd
- Anticipated throughputs after project completion- 600Mbpd to 700Mbpd

★ Our Corpus Christi North Beach Terminal is now receiving barrels from our South Texas Crude Oil Pipeline System, our 12" Three Rivers Supply Pipeline and our new 30" pipeline from Taft, as well as from third-party pipeline connections

☆ Average throughputs in January continued to more than double our 2018 average at the facility



Average CCNB Throughputs
MBPD
600
400
200
0
239
296
591
613
673
2018 Avg
July 2019
Oct 2019
Dec 2019
Jan 2020

25

St. James, Formerly the Heart of U.S. Crude Import Infrastructure, is Evolving With Changing Crude Flows to Facilitate Regional Refinery Supply, Domestic Marine Deliveries and International Export ★ Pre-shale play revolution, St. James, LA developed into the heart of a vast web of pipelines dedicated to supplying imported crude oil to refineries in the region and inland, across the mid-continent ★ As rapid growth in North American production has allowed refiners to replace much of crude imports with domestic crude, imports to mid- continent refiners through St. James have decreased dramatically ★ St. James remains the center of MMBPD Gulf Coast Refinery Crude Inputs crude distribution and storage for 10,000 the Louisiana region, which 8,000 constitutes about 13% of the U.S. 6,000 Domestic Production refining complex and export demand 4,000 is expected to grow as North 2,000 American supply overflows U.S. Imported Crude - refiner demand 1985 1990 1995 2000 2005 2010 2015 Source: RBN, EIA CONFIDENTIAL 26

Our St. James Terminal is a World-class Facility That We Continue to Connect and Equip for the Next Opportunities as the Hub Evolves ★ We are developing projects to ensure that, as in-bound pipeline volumes grow, we have the connectivity and capability those barrels require for handling, storage, blending, batching and export ★ Our facility is evolving into an “outward-facing” platform that provides targeted service: receiving a diverse crude slate and storing, blending and delivering a customized “cocktail” to local, as well as other U.S. and international, destinations, according to our customers’ specific needs ⭐ Bayou Bridge 24” ⭐ Zydeco 18” ⭐ Marathon 30” ⭐ LOCAP 48” ⭐ ExxonMobil 16” & 24” ⭐ ⭐ Crimson 16” Shell Norco 1.5MM BPD* ⭐ Ship Shoal 20” (via LOCAP 30” ⭐ Future: Capline 40” (2021) /Maurepas 24”) Pipelines- 3.5MMbpd (+ Capline reversal) Unit Trains- 100Mbpd 9.9MM bbls (expandable +5MMbbls) *Year-end 2020 local refinery connectivity 27

Our St. James Facility Continues to Benefit From Price Dislocations That Incentivize Rail and is Positioned to Participate in Export Growth in the Future When Pipeline Constraints Resolve ★ A major dislocation between WCS production and the Gulf Coast from a lack of long-haul capacity from the North has continued to drive wide differentials that support unit train economics ⭐We now have a contracted commitments for 30MBPD through April 2022 (increased from 20MBPD) ⭐Dislocations are expected to continue, at least until the Enbridge Line 3 project is in service, now estimated in service in 2021 ★ We continue to work to assure our facility is connected to the pipeline projects in progress to debottleneck shale plays, the region, as well as the Midwest and beyond ⭐As soon as mid-2021, Capline’s reversal is likely to bring large volumes of WTI, heavy Canadian and Bakken crude for use in regional refineries and export to other locations ⭐In March 2019, Bayou Bridge began bringing WTI light, Bakken and Canadian barrels either for export or local use 28

Northern Mexico Refined Products Supply

Mexico’s Refined Product Demand is Expected to Continue to Exceed Its Infrastructure’s Capacity ★ Mexico refineries currently operate around MBPD 35% of nameplate Gasoline and Diesel Production at Pemex Refineries capacity due to weak 500 returns and historical 450 400 under-investment 350 ⭐In 2019, utilization 300 has fluctuated 250 200 between 30% and 150 55% of capacity and 100 is projected to 50 - stabilize at 40% of 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 capacity in 2020 Gasoline Diesel Source: Petroleos Mexicanos (PEMEX) 30

We Completed Two Projects in 2019, and Will Bring Another Into Service in Early 2020, to Help Remedy Mexico’s Supply Shortfall ★ In 3Q 2019, we completed service on two projects we developed to address the supply imbalance in Northern Mexico:  Nuevo Laredo Early ⭐Nuevo Laredo project for Valero Service Project ➢ Early ULSD service completed in September 2019 ➢ Odem pipeline, Dos Laredos pipeline and Nuevo Laredo terminal expansion on track to be completed in 1Q 2020 ➢ ~28Mbpd new capacity with take-or-pay volumes on seven-year contract term ⭐Valley Pipeline expansion for major customers ➢ NuStar’s project completed in September 2019  Valley ➢ 45Mbpd new capacity with seven-year Refined contract term Products Supply ➢ Open season was fully subscribed Project 31

West Coast Bio-Fuels

Aggressive West Coast Carbon Emissions Reduction Goals Continue to Generate Growing Demand and Market Dislocations That Require Midstream Solutions ★ Regulatory priorities on the West Coast are dramatically International increasing demand for bio-fuels in the region Tacoma Exports ★ At the same time, obtaining permits for greenfield Vancouver projects in the region is difficult, which increases the value of existing assets Portland ★ Our terminal facilities have the access to facilities Singapore Midwest necessary to receive bio-fuels from outside the region Supply Supply and to provide a base for distribution of bio-fuel products across the West Coast Stockton Transportation Fuel Supply With LCFS Compliance From Petroleum Diesel Alternatives Selby NV and AZ 250 1020 Exports 1000 200 BPD Pittsburg BPD 980 150 960 Gulf 940 housand 100 Coast 920 900 50 Wilmington Supply 880 Volume, T Volume, 0 860 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 Diesel Gasoline Volume, Thousand Volume, Gasoline Fossil Diesel Biomass-Based + Renewable Diesel CaRFG Source: IHS Markit © 2018 IHS Markit 33

NuStar is Partnering With Key Customers to Develop Necessary Bio-Fuels Storage at Several of Our West Coast Facilities ★ We have developed and completed a number NS West Coast Terminal's Bio-fuel of bio-fuels projects with our customers on the Growth 2017-2019 2017 West Coast that have allowed NuStar to 1,600 2018 capture market share and build important 1,446 2019 customer relationships with key global 1,400 producers 1,241 Complete 1,200 Convert 36,000 Bbls to biodiesel Portland 1,000 Convert 57,000 Bbls to renewable diesel 883 Selby Construct truck-loading for renewable diesel 800 Convert 30,000 Bbls to biodiesel BPY Thousand 645 582 Convert 73,000 Bbls to renewable diesel and 600 452 expand renewable diesel handling to all 15 4Q ‘20 408 Stockton rail spots 400 Convert 151,000 Bbls to renewable diesel 1Q ‘21 200 147 136 Connect to railcar ethanol offload facility 1Q ‘21 102 Convert 160,000 Bbls to renewable diesel 0 Wilmington Reconfigure dock for enhanced marine 2Q ‘23 Portland Selby Stockton Wilmington capability 34

NuStar’s Corporate Citizenship 35

At NuStar, We Have Always Believed That Nurturing Our Caring & Sharing Culture is Integral to Building Unitholder Value ★ We recognize that building long-term, steady, solid growth for our unitholders takes more than great capital assets in advantaged locations, financial discipline and strategic planning ★ Our culture also strongly values the other key elements necessary for long-term growth: Alignment Partnership Protection ⭐Aligning our policies and ⭐Partnering with our ⭐Protecting our employees practices with our communities to assure we through our top-tier safety unitholders’ interests take an active role in practices and competitive through transparent, improving and contributing compensation and benefits responsive governance to the towns, counties and and protecting the states where we live and environment with work responsible, conscientious operations and training 36

Our Governance is Aligned With Our Unitholders’ Interest No IDRs Annual Unitholder Meetings NS Board of Directors 98% Attendance for 2019 Board & Committee Meetings 78% Independent Directors 11% Women Nominating, Compensation Audit Committee Governance & Committee Conflicts Committee Majority of Officers’ Compensation Tied to Performance and Unit NS Management Returns Sustainability Governance, Ethics & Cyber Risk Governance Committee Compliance Committee Committee 37

Protecting Our People and Our Environment Through Safe, Responsible Operations is NuStar’s #1 Priority… ★ Our safety statistics reflect our commitment to safe, responsible operations ⭐In 2019, as in years past, we performed substantially better than our peers ✓ 21.5 times better than the Bureau of Labor Statistics (BLS) comparison data for the Bulk Terminals Industry ✓ 4.6 times better than the BLS data for the Pipeline Transportation Industry ★ NuStar has received the International Liquids Terminals Association’s (ILTA) Safety Excellence Award 10 times ⭐ILTA reviews its members’ safety reports filed with OSHA, and recognizes member companies that achieve exemplary safety statistics with an award ★ We participate in the OSHA Voluntary Protection Program (VPP), which promotes effective worksite safety and health ⭐Achieving VPP Star Status requires rigorous OSHA review and audit, and Star Status requires renewal every three years ⭐85% of our U.S. terminals are VPP-certified 1 – Industry averages derived from 2011-2018 Bureau of Labor Statistics (BLS) Data. 2018 averages carried forward to 2019 for illustration purposes. 38

… And We Continue to Prioritize Taking Care of Our Employees and Contributing to Our Communities ★ NuStar has been recognized for its strong corporate culture with numerous awards ⭐ NuStar has been recognized 11 times in Fortune’s Annual “100 Best Companies to Work For” list ★ NuStar employees contributed 83,000 volunteer hours in 2019 alone ⭐ NuStar maintains local volunteer councils in each community in which we operate to contribute to the charitable and civic causes unique to that local community ★ 100% of our U.S. employees contribute to our United Way campaign, and our average per capita contribution is the highest in the nation for a company our size ⭐ NuStar’s total 2019 contribution was $3.2 million ★ Each year since 2007, NuStar’s employees have hosted a golf tournament to support Haven for Hope, a transformational campus in San Antonio that addresses homelessness ⭐ The tournament has generated an aggregate of over $42 million for Haven for Hope 39

APPENDIX 40

Debt Maturity Schedule ★ We have applied ~$500MM proceeds from recent dispositions to our revolver balance, which has allowed us to reduce leverage and redeploy capital to invest in low-multiple projects $1,000 Receivables Financing Debt Maturities Sub Notes $837 (As of 12/31/2019) GO Zone Financing $62 ($MM) $750 Senior Unsecured Notes Revolver $300 $500 $250 $550 $450 $475 $500 $365 $403 $250 $0 2020 2021 2022 2026 2027 2038-2041 2043 ★ In May 2019, we issued $500MM 6.0% senior unsecured notes that mature in June 2026 – we used a portion of the proceeds to refinance $350MM 7.65% senior unsecured notes that matured in April 2018 ★ In September 2019, we extended our revolver maturity date by one year to October 2021 41

Capital Structure as of December 31, 2019 ($ in Millions) $1.2B Credit Facility $475 Series D Preferred Units $582 NuStar Logistics Notes (4.80%) 450 Series A, B and C Preferred Units $756 NuStar Logistics Notes (4.75%) 250 Common Equity and AOCI 1,020 1 NuStar Logistics Notes (5.625%) 550 Total Equity 2,358 NuStar Logistics Notes (6.00%) 500 Total Capitalization $5,755 NuStar Logistics Notes (6.75%) 300 NuStar Logistics Sub Notes 403 GO Zone Bonds 365 Receivables Financing 62 Finance Lease Liability 60 Short-term Debt & Other (18) Total Debt $3,397 ★ As of December 31, 2019: ⭐Credit facility availability ~$720MM ⭐Debt-to-EBITDA ratio2 3.88x 1 - Total Equity includes Partners’ Equity and Mezzanine Equity (Series D Preferred Units) 2 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures 42

Reconciliation of Non-GAAP Financial Information 43

Reconciliation of Non-GAAP Financial Information (continued) 44

Reconciliation of Non-GAAP Financial Information (continued) 45

Reconciliation of Non-GAAP Financial Information (continued) 46

Reconciliation of Non-GAAP Financial Information (continued) 47